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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  MAY 19, 2003
                Date of Report (Date of earliest event reported)

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)


            BERMUDA                       1-8993                94-2708455
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)

                                 (603) 640-2200
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

On May 19, 2003, Fund American Companies, Inc. completed an offering of $700,000,000 aggregate principal amount of its 5.875% Senior Notes due 2013, guaranteed by White Mountains Insurance Group, Ltd. The Underwriting Agreement, Senior Indenture and First Supplemental Indenture, executed in connection therewith, are attached hereto as Exhibits 1(a), 4(a) and 4(b), respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed herewith:


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                                  EXHIBIT INDEX

1(a) Underwriting Agreement dated May 14, 2003, among Fund American Companies, Inc., White Mountains Insurance Group, Ltd. and Lehman Brothers Inc., Banc of America Securities LLC and Credit Suisse First Boston LLC, as representatives of the several Underwriters listed therein.

4(a) Senior Indenture dated as of May 19, 2003, among Fund American Companies, Inc., White Mountains Insurance Group, Ltd. and Bank One, National Association, as Trustee.

4(b) First Supplemental Indenture dated as of May 19, 2003, among Fund American Companies, Inc., White Mountains Insurance Group, Ltd. and Bank One, National Association, as Trustee.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      WHITE MOUNTAINS INSURANCE GROUP, LTD.



DATED:  MAY 21, 2003                  BY: /s/ J. BRIAN PALMER
                                          ---------------------------------
                                          J. BRIAN PALMER
                                          CHIEF ACCOUNTING OFFICER